Building the Nation’s Most Technologically Advanced Steelmaking Facility in Osceola, Arkansas Disclosing the selected site for our previously announced investment to build a new state-of-the-art mini mill January 11, 2022

Forward-looking statements These slides are being provided to assist readers in understanding U. S. Steel’s site selection announcement to build its next-generation highly sustainable and technologically advanced steel mill in Osceola, Arkansas. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, future profitability and earnings, the construction or operations of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to (i) "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context and (ii) “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2 2

U P D A T E 3 3 Advancing our Best for All strategy TRANSFORMED BALANCE SHEET GROWING COMPETITIVE ADVANTAGES RETURNING CAPITAL TO STOCKHOLDERS Today’s announcement furthers our presence in sustainable steels by expanding our mini mill steelmaking competitive advantage

Advancing our Best for All strategy Growing competitive advantages LOW-COST IRON ORE MINI MILL STEEL - MAKING BEST-IN- CLASS FINISHING CAPABILITIES Research & innovation Deep customer relationships 4 4 Competitive advantages built on a strong foundation:

5 5 Selecting the optimal site for value creation Expanding our mini mill competitive advantage Improving our through-cycle financial performance Today’s announcement Furthering our presence in sustainable steels

6 6 Strong partnerships for long-term value creation Capability to leverage BRS mini mill construction / operating talent Proximity to strategic customers Robust logistics network Highest financial returns versus alternatives Favorable government incentives Leanest cost structure Strongest IRR and NPV1 ✓ ✓ ✓ ✓ ✓✓ Attractive electricity rates ✓ Access to network of suppliers ✓ Selecting the optimal site for value creation 1 IRR = Internal Rate of Return; NPV = Net Present Value

Expanding our mini mill competitive advantage 7 7 OPERATIONSFINANCIALS CUSTOMERS Industry-leading mini mill EBITDA margins Advanced endless casting and rolling capabilities Growing sustainable steel offering Equipping with a unique suite of steelmaking and finishing assets Adding first of its kind technology in the U.S. which provides cost and capability advantages Creating a sustainable steelmaking hub to meet customers’ growing appetite for low-GHG1 emission steels 1 GHG = greenhouse gas

Improving our through-cycle financial performance

Mini Mill #2 highlights:

~3M	Expected annual tons of raw steel capability
~$650M	Expected run-rate EBITDA by 2026
~$3B	Expected capital spending

Targeted end-markets:

- Automotive
- Appliance
- Construction / Infrastructure
- Service centers / Further conversion


ARKANSAS
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Big River Steel
Big River Steel
Mini Mill #2
additional detail

United States Steel Corporation
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Mini Mill #2 At a glance 9 9 Facility footprint: Targeted product mix: 2 Electric arc furnaces (EAFs) two ~210-ton EAFs 30% Hot rolled 1 Endless casting & rolling ~0.03” – 0.5” thickness ~45” – 77” width 40% Cold rolled Best-in-class finishing lines ~1M ton galvanizing capability (2 lines) ~165k ton painting capability (1 line) ~250k ton slitting capability (1 line) 30% Coated ~27% EBITDA margin Targeted through-cycle EBITDA margin upon run-rate production in 2026 Based on targeted product mix ~$215 EBITDA per ton ~4,300 Tons per employee Targeted labor productivity

Improving our through-cycle financial performance 10 10 Mini Mill #2 Expected annual tons of raw steel capability ~6.3M Expected through-cycle EBITDA by 2026 ~$1.3B Best-in-class finishing capabilities NGO electrical steels Construction coated products AHSS / hot-roll galvanizing Painting / slitting Big River Steel + Mini Mill #2 Big River Steel + Mini Mill #2 Note: Data includes both Big River Steel and Mini Mill #2

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com